Effective April 30, 2013, the sub-section entitled “Portfolio Manager(s)” beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager(s)

Portfolio Manager	Since	Title
Maura A. Shaughnessy	1993	Investment Officer of MFS

Effective April 30, 2013, the sub-section entitled “Portfolio Manager(s)” beneath the main heading "Management of the Fund" is restated in its entirety as follows:

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Maura A. Shaughnessy	Portfolio Manager	Employed in the investment area of MFS since 1991